EXHIBIT 10.1

                       KURZWEIL APPLIED INTELLIGENCE, INC.

                            SELLING AGENCY AGREEMENT

                  MAXIMUM OFFERING: $5,000,000 OF COMMON STOCK

                  MINIMUM OFFERING: $2,400,000 OF COMMON STOCK


Miller Johnson & Kuehn Incorporated                      Minneapolis, Minnesota
1660 South Highway 100                                             July 3, 1996
Suite 228
Minneapolis, MN 55416-1519

Gentlemen:

        The undersigned, Kurzweil Applied Intelligence, Inc., (the "Company") hereby confirms its agreement with you (the "Selling Agent") as follows:

        1. DESCRIPTION OF OFFERING. The Company proposes to offer and sell shares (the "Shares") of its common stock, $.01 par value per share (the "Common Stock"), to private investors through you, as its agent (the "Offering"), aggregating a minimum of $2,400,000 (the "Minimum Offering") and a maximum of $5,000,000 (the "Maximum Offering") of gross proceeds to the Company. The Shares will be sold at a per share price equal to the greater of (i) $2.00 or (ii) sixty-five percent (65%) of the average of the closing prices for the Common Stock as reported on the Nasdaq National Market for the five trading days immediately prior to the pricing date, which shall be five business days prior to the Closing (as hereinafter defined), but such price per share shall not exceed $3.50. Purchases will be made pursuant to a Subscription Agreement between the Company and each investor. The terms of the Subscription Agreement shall be reasonably acceptable to the Company and the Selling Agent.

        2. APPOINTMENT OF AGENT. On the basis of the warranties, representations and agreements of the parties hereto, the Company hereby appoints the Selling Agent, and the Selling Agent hereby accepts such appointment, to act as the Company's exclusive agent in connection with the offer and sale of the Shares to private investors, on a best efforts basis. The Selling Agent will use its best efforts to sell the Shares, but there is no commitment by the Selling Agent to purchase or sell all or any of the Shares. The Selling Agent may utilize the services of sub-agents, but the use of sub-agents shall not increase the compensation payable by the Company hereunder.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Selling Agent as follows:

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               (a) The Company will prepare a disclosure document or package consisting of a description of the Offering, intended use of the proceeds from the Offering, recent developments and risk factors regarding the Company, and other information including the Company's annual report on Form 10-KSB for the fiscal year ended January 31, 1996, the Company's annual report on Form 10-K for the fiscal year ended January 31, 1995, the Company's quarterly report on Form 10-QSB for the fiscal quarter ended April 30, 1996, the Company's Definitive Proxy Statement for its 1996 Annual Meeting of Stockholders, the Company's current report on Form 8-K, dated May 9, 1996, and the Company's press releases released since January 31, 1996 (which, together with any supplements or amendments thereto including any documents incorporated by reference therein is herein defined as the "Disclosure Package") with respect to the Shares which will (i) fairly present all material information regarding the Company; and (ii) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The Company will also prepare and file a Form D, if applicable, with the Securities and Exchange Commission (the "Commission"). The Disclosure Package and Form D will be subject to your approval, which will not be unreasonably withheld. The Company has not taken, or omitted to take, any action and will not take, or omit to take, any action which would have the result of making the exemptions from registration provided by
        Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") or Regulation D thereunder unavailable for the offer and sale of the Shares. The Company and the Selling Agent shall mutually determine whether to issue a press release under Rule 135 of the Securities Act and the contents of such release.

               (b) As of the commencement date of the Offering and until and as of the date of any Closing (as hereinafter defined), the Disclosure Package will (i) fairly present all material information regarding the Company; and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that the representations and warranties in this paragraph shall not apply to statements or omissions made in reliance upon written information furnished to the Company by the Selling Agent expressly for use in preparation of the Disclosure Package.

               (c) The financial statements (including all related schedules and notes) set forth in the Disclosure Package will fairly present the financial condition and results of operations of the Company as of the dates and for the periods indicated; such statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and, in the event the Disclosure Package shall include a report of a public accountant, such report shall be by an independent public accountant within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder.

               (d) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its

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         properties and conduct its business, as will be described in the
         Disclosure Package. The Company has no subsidiaries.

               (e) The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a material, adverse effect on the Company's business.

               (f) The Company has full legal power, right and authority to enter into this Agreement and the Agent's Warrant (as defined herein). This Agreement and such Agent's Warrant have been duly authorized, and this Agreement has been and as of the date of Closing such Agent's Warrant will be executed and delivered on behalf of the Company and this Agreement is, and such Agent's Warrant when delivered will be, the valid and binding obligation of the Company, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws.

               (g) Except as set forth in the Disclosure Package, the Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being carried on and as will be described in the Disclosure Package, except those which would not have a material adverse effect on the Company if not obtained.

               (h) Except as set forth in the Disclosure Package, the Company owns or possesses all assets, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business as it is currently being carried on and has not received any notice of conflict with the asserted rights of others in respect thereof. To the Company's knowledge, and except as will be set forth in the Disclosure Package or except as will not have a material adverse effect on the Company, no name which the Company uses and no other aspect of the business of the Company involves or gives rise to any infringement of any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others.


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               (i) Since the date of the Disclosure Package and other than as herein or therein contemplated (i) the Company has not incurred any material liabilities or obligations, contingent or otherwise, not in the ordinary course of business, (ii) the Company has not paid or declared any dividend or other distribution with respect to its outstanding capital stock, (iii) there has not been any change in the capital stock or any material increase in the long-term debt of the Company, or any issuance of shares of capital stock of the Company or of options, warrants, or rights to purchase capital stock of the Company, except for issuances of capital stock upon exercise of warrants, options or convertible securities outstanding as of the date of the Disclosure Package and grants of options pursuant to the Company's existing stock option plans for which shares have been reserved for issuance, (iv) no material loss or damage (whether or not insured) to the property of the Company has been sustained, (v) no material legal or governmental proceeding, domestic or foreign, affecting the Company or the transactions contemplated by this Agreement has been instituted or, to the best of the Company's knowledge, threatened, and (vi) there has not been any material adverse change in the business, condition (financial or otherwise) or properties of the Company.

               (j) The Company is not in breach, default or violation of, and, provided the Company's stockholders approve of (i) the amendment and restatement of the Company's Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue, and
        (ii) the issuance of the Shares in the Offering as required by the Nasdaq National Market, at the Company's 1996 Annual Meeting of Stockholders, the consummation of the transactions herein contemplated will not result in any breach of any of the terms or conditions of, or constitute a default or violation under, (i) the Certificate of Incorporation or By-Laws of the Company, (ii) any material indenture, agreement or other instrument to which the Company is now a party, or
        (iii) any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property, except for such breaches, defaults or violations which would not have a material adverse effect on the Company.

               (k) No approval, authorization, consent or order of any governmental or public board or body or self-regulatory organization, other than in connection with or in compliance with the provisions of the Securities Act, the Exchange Act and the securities laws of various jurisdictions, is legally required for the sale of the Shares by the Company.

               (l) The Shares, when issued and delivered to the purchasers against payment therefor in accordance with the Purchase Agreement, will conform in all material respects to all statements made in relation thereto contained in the Disclosure Package, and will be validly issued, fully paid and non-assessable.

               (m) Except as set forth in the Disclosure Package, there are no pending, or to the Company's knowledge, threatened or contemplated actions, suits or proceedings before or by any court or governmental agency, authority or body, or any arbitrator, which are not ordinary, routine and incidental to the business of the Company or which might reasonably be expected


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         to result in any material adverse change in the business
         condition (financial or otherwise) or properties of the Company.

               (n) The Disclosure Package sets forth as of the date thereof the authorized capital stock of the Company, the number of shares which are issued and outstanding and the number of shares reserved for issuance upon exercise of options, warrants, rights and convertible instruments and there has been no material change in such amounts as of the date hereof. All outstanding shares of capital stock have been duly authorized, validly issued, are fully paid and nonassessable and have been issued pursuant to valid registrations under, or valid exemptions from, the registration requirements of, the Securities Act and applicable state blue sky laws. The capital stock of the Company shall conform in all material respects to the description thereof contained in the Disclosure Package.

               (o) The Company has good and marketable title, free and clear of all liens, encumbrances and equities, and of all charges or claims, to all of the real and personal property owned by it, except liens, encumbrances and equities, and charges or claims, which are not material and do not materially affect the value of such property or interfere with the conduct of its business and has valid and binding leases to all of the real and personal property described in the Disclosure Package as under lease to it with such exceptions as do not materially interfere with the conduct of its business.

               (p) The Company has filed all federal, state and foreign income and franchise tax returns due prior to the date hereof and the date of the Closing and has paid all taxes, interest and penalties shown as due thereon; and the Company has received no notice of any material tax deficiency which has been asserted against the Company.

               (q) The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms set forth in this Agreement. The Company has duly taken all required action for the due and proper authorization, issuance, sale and delivery of the Shares, provided the Company's stockholders approve of (i) the amendment and restatement of the Company's Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue, and (ii) the issuance of the Shares in the Offering as required by the Nasdaq National Market, at the Company's 1996 Annual Meeting of Stockholders. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Shares by the Company. No security holder of the Company possesses any registration rights except as disclosed in the Disclosure Package.

               (r) In retaining and using the proceeds from the sale of the Shares, the Company will not be required to register as an "Investment Company" under the Investment Company Act of 1940, as amended.

               (s) Neither the Company, or to its knowledge, any of its predecessors, any affiliated issuer nor any of the Company's directors, officers, beneficial owners of 10% or more

444948.02A
         of any class of its equity securities or other affiliates nor any promoter of the Company, is subject to any of the disabilities enumerated in Exhibit E hereto and the representations and warranties contained therein are true and correct.

               (t) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

               (u) On or prior to the Closing (as hereinafter defined) the Company will file a notice for the listing of the Shares offered hereby on the Nasdaq National Market.

               (v) The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and (i) has timely filed all reports and statements required to be filed thereunder in the 12 month period prior to the date hereof except that with respect to the Company's annual report on Form 10-KSB for its fiscal year ended January 31, 1996 the Company has timely filed a Form 12b-25 and intends to file such 10-KSB within the time period permitted by such Form 12b-25; and (ii) each report and statement was true and complete in all material respects when filed.

        4. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

               (a) The Company will promptly deliver to the Selling Agent and its counsel a number of copies of the Disclosure Package and each amendment or supplement thereto as may reasonably be requested by the Selling Agent. The Selling Agent is authorized on behalf of the Company to use and distribute copies of the Disclosure Package in connection with the sale of the Shares as, and to the extent, permitted by this Agreement and Federal and applicable state securities laws.

               (b) The Company will promptly notify the Selling Agent, by telephone and in writing of (i) the issuance of any stop order suspending the sale of securities of the Company, or of the institution or notice of intended institution of any action or proceeding for that purpose and (ii) any other communication directed to and received by the Company by any public authority relating to the possible suspension of the qualification of the offer and sale of the securities of the Company in any state.

               (c) Until the Closing (as hereinafter defined) of the Maximum Offering or the earlier termination of this Agreement, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Selling Agent, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or the Selling Agent, to supplement or amend the Disclosure Package in order to make the Disclosure Package not misleading in light of the circumstances existing at the time it is delivered to a purchaser of the

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         Shares, the Company will forthwith prepare an amended or
         supplemented Disclosure Package (in form satisfactory to counsel for the Selling Agent) so that the amended or supplemented Disclosure Package will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Disclosure Package is delivered to such purchaser, not misleading.

               (d) The Company shall pay, or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the delivery of the Shares; the fees and expenses of counsel and accountants for the Company; the cost of filing the Form D and amendments thereto; and the cost of all blue sky filings, including legal expenses related thereto. The payment of all such fees and expenses shall not be conditioned upon the sale of any Shares. The Selling Agent will pay its own costs and expenses incident to the performance of its obligations under this Agreement.

               (e) The Company will apply the net proceeds from the sale of the Shares substantially in the manner set forth in the Disclosure Package.

               (f) For a period of five years from the date hereof, the Company will furnish to the Selling Agent (i) within 100 days after the end of each fiscal year, a copy of the Company's annual report on Form 10-KSB or Form 10-K, including audited financial statements, together with a report thereon of its independent public accountants, and (ii) within 55 days after the end of each of the first three quarters of each fiscal year, the Company's quarterly report on Form 10-QSB or Form 10-Q, including quarterly condensed financial statements of the Company.

               (g) During the three-year period following the final Closing (as defined herein), if the Company intends to engage an underwriter, selling agent or placement agent in connection with any financing, the Company shall notify you in writing of such intention and the proposed terms of sale and you shall have the right of first refusal to act in that capacity in accordance with the following provisions. The Company shall thereafter promptly furnish you with such information concerning the business, condition and prospects of the Company as you may reasonably request. If, within twenty (20) days of the receipt of such notice of intention or a statement of terms, you do not accept in writing such offer to act as underwriter, selling agent or placement agent with respect to such financing upon the terms proposed, the Company shall be free to negotiate with other underwriters, selling agents or placement agents with respect to any such financing and to effect the same on such proposed terms. Before the Company shall accept any proposal on terms which are materially more adverse to the Company or are materially more favorable to the underwriter, selling agent or placement agent than such proposed terms, your preferential right shall be reinstated and the same procedure with respect to such notified proposal as provided above shall be adopted. The failure by you to exercise this right of first refusal in any particular instance shall not affect in any way such right with respect to any subsequent financing undertaken by the Company during the three-year period. Notwithstanding the foregoing, the provisions of this subsection shall not apply if the Company

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         engages an underwriter, selling agent or placement agent of national stature; as defined in Exhibit I attached hereto, provided, however, that in such event the Company will use reasonable, good-faith efforts to have the Selling Agent included as a co-managing underwriter, selling agent or placement agent.

               (h) If, within three (3) years from the date of the final Closing (as defined herein), the Company shall undertake any strategic partnership, sale of the Company or its assets, merger, acquisition of stock or assets of another entity, or similar transaction, and shall elect to retain an investment banker or financial advisor in connection with such transaction, the Selling Agent shall be granted a right of first refusal to act as the Company's investment banker or financial advisor, in the same manner provided in subsection (g) above; provided, however, that this subsection (h) shall not apply if the Company retains an investment bank of national stature, as defined in Exhibit I attached hereto, or if the Selling Agent would be subject to a conflict of interest if retained by the Company.

               (i) For a period of twelve months from the final Closing (as defined herein), the Company shall not sell any securities, or rights to purchase or acquire securities, except that it may issue options to purchase shares of its common stock pursuant to its existing stock option plans and shares of its common stock issuable upon the exercise of options, warrants, and convertible securities outstanding on the date hereof.

               (j) The Company shall register the resale of the Shares in accordance with the provisions of Exhibit A attached hereto. In the event that (i) the Company shall fail to file with the Commission the Registration Statement described in Exhibit A (the "Registration Statement") by September 30, 1996; (ii) the Company shall fail to use its diligent, good faith efforts to have the Registration Statement declared effective by the Commission by November 30, 1996 and the Registration Statement is not declared effective by November 30, 1996; or (iii) the Registration Statement has not been declared effective by the Commission by June 1, 1997, then, on the date of the first to occur of (i), (ii) or (iii) above (the "Extra Warrant Date") and on each monthly anniversary of the Extra Warrant Date thereafter until the earlier of the effective date of the Registration Statement ("Effective Date") or the twentieth monthly anniversary of the Extra Warrant Date, the Company shall issue to each investor in the offering warrants ("Extra Warrants") to purchase a number of shares of common stock equal to 5% of the number of Shares purchased by such investor in the offering. Each Extra Warrant shall be substantially in the form of the Agent's Warrant attached hereto as Exhibit F. Each Extra Warrant shall entitle the holder thereof to purchase one share of common stock during the five-year period commencing on the date of issuance. The exercise price of the Extra Warrants shall be equal to the price per share paid by such investor hereunder. The exercise price and number of Extra Warrants shall be subject to adjustment in the event of a merger, acquisition, recapitalization or stock split or reverse stock split of shares of the Company, the issuance by the Company of a stock dividend or any similar event. Upon issuance of the Extra Warrants, the Company shall include the shares underlying the Extra Warrants in the registration pursuant to the Registration Statement.


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               (k) The Company shall take such actions as may be necessary to present to its 1996 Annual Meeting of Stockholders proposals regarding
        (i) the amendment and restatement of the Company's Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue, and (ii) the issuance of the Shares in the Offering as required by the Nasdaq National Market, and shall deliver to the Selling Agent and Selling Agent's counsel a certificate signed by an authorized officer of the Company that such proposals have been validly approved by the Company's Stockholders.

               (l) The Selling Agent shall be entitled to nominate one representative to serve as a director of the Company for three years after the date of the final Closing and the Company shall use its best efforts to secure the election of such representative to its Board of Directors. Such representative must be a stockholder of the Company or a nominee of a stockholder of the Company.

        5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLING AGENT. In accepting the appointment as the Company's Selling Agent hereunder, you hereby represent and warrant to the Company and agree with the Company that:

               (a) You are a member in good standing of the National Association of Securities Dealers, Inc.

               (b) You are a licensed broker-dealer in good standing under the Exchange Act and the rules and regulations thereunder, and the laws and regulations of Minnesota and such other states where the Shares may be offered or sold by you; and the Company shall not be disqualified from relying on Rule 505 of Regulation D by reason of the application of Rule 505(b)(2)(iii) to you in the Offering.

               (c) You have not offered or solicited offers to buy and will not offer or solicit offers to buy the Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D and you will not offer any of the Shares for sale, or solicit any offers to subscribe for or buy any of the Shares or otherwise negotiate with any person in respect of any of the Shares, other than on the basis of the Disclosure Package, in compliance with Regulation D and in compliance with a Blue Sky Survey which you will cause your counsel to prepare and provide to you and the Company. You will require each purchaser of the Shares to execute and deliver a Subscription Agreement in the form included with the Disclosure Package and will promptly forward the original of such Subscription Agreement to the Company for acceptance.

               (d) In connection with the Offering, you will not represent to any person to whom you offer Shares any material facts relating to the Offering, the Shares, the Company, or the business of the Company, including its future prospects, unless such facts are contained in the

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        Disclosure Package or have been provided to you in writing or on videotape by the Company specifically for such purpose.

               (e) You will not offer, sell or solicit offers for the Shares to or from any person unless, immediately before making such offer, sale or solicitation, you reasonably believe such person (i) would be able to represent that such person is acquiring the Shares for such person's own account as principal for investment and not with a view to resale or distribution, and (ii) qualifies as an "accredited investor" under Rule 501 of Regulation D. You have not taken, or omitted to take, any action and will not take, or omit to take, any action which would have the result of making the exemptions from registration provided by Section 4(2) of the Securities Act or Regulation D thereunder unavailable for the offer and sale of the Shares.

               (f) Upon delivery to you by the Company of the requisite number of copies thereof, you will promptly distribute to each person to whom a Disclosure Package was given, a copy of any amendment thereof or supplement thereto which you have approved.

               (g) The execution of this Agreement by you and your performance of your obligations hereunder will not result in violation by you or any other person of any state or federal law or regulation or of the rules, regulations, or guidelines of any regulatory or other agency having jurisdiction, including the National Association of Securities Dealers, Inc., governing the qualification, licensing or conduct of securities broker-dealers.

               (h) You will deliver to the Company's counsel and the Company at the Closing, a certificate, signed by an authorized officer, substantially in the form of Exhibit G attached hereto and made a part hereof.

               (i) You acknowledge that all material non-public information, if any, whether written or oral, furnished to you by the Company in connection with the Offering shall be kept confidential by you, your officers, employees, agents and affiliates; will be disclosed to such officers, employees, agents and affiliates who shall have agreed to maintain such confidentiality and only insofar as such officers, employees, agents and affiliates need to know such information in connection with performance of your services under this Agreement; and shall be used only for purposes of this engagement hereunder. You agree that your confidentiality obligation pursuant to the provisions of this paragraph shall survive any termination of your engagement by the Company.

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

        6. OFFERING PERIOD. Subject to applicable law, the Selling Agent shall commence the offer and sale of the Shares to investors on or as soon as is reasonably practicable following the date hereof and, unless otherwise terminated hereunder shall continue to offer and sell the Shares to investors until the earlier of (i) the date on which all of the Shares are sold, (ii) July 31, 1996 (unless extended up to 60 days by the Company and the Selling Agent at their discretion and without notice to investors); (iii) such earlier date as the Selling Agent and the Company mutually agree to terminate the offering; or
(iv) on such date as the Selling Agent terminates its obligations under this Agreement as provided in Section 11 hereof. "Termination Date," as used herein, shall refer to the date on which the offering is terminated in accordance with the preceding sentence.

        7.     DELIVERY; PAYMENT AND CLOSING.

               (a) A closing of the sale of Shares shall be held on or before July 26, 1996 at a mutually agreeable time at the offices of Leonard, Street and Deinard Professional Association, Minneapolis, Minnesota, unless some other time and place is mutually agreed upon by the Company and the Selling Agent. Additional closings may be held from time to time after July 26, 1996 until the maximum number of Shares are sold (in any such case, a "Closing.")

               (b) All checks and other funds received by the Selling Agent in subscription for the Shares shall be held by Selling Agent in accordance with Rule 15c2-4 under the Exchange Act until the Closing of the sale of such Shares. If the Minimum Offering has not been subscribed for on or before July 31, 1996 (unless extended up to 60 days by the Company and the Selling Agent), then all sums so held shall be returned to the subscribers thereof, without interest or deduction. All subscriptions are subject to the reasonable approval of the Company.

        8. CONDITIONS TO CLOSING. The obligation of the Selling Agent to close the Offering shall be conditioned upon the satisfaction of the following at each Closing:

               (a) The receipt by the Selling Agent of an opinion of counsel to the Company, in the form of Exhibit B hereto.

               (b) The receipt by the Selling Agent of a certificate of the President and Chief Financial Officer of the Company, stating that the representations and warranties contained in Section 3 hereof are true and correct in all respects as of the date of the Closing, that the Company has performed all of its agreements and obligations to be performed under this Agreement and that the Disclosure Package, as of the date of Closing, contains all material statements which are required to be made therein, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, substantially in the form attached hereto as Exhibit C, and acceptable to the Selling Agent.

444948.02A

               (c) The receipt by the Selling Agent of a certificate of the Secretary of the Company substantially in the form attached hereto as Exhibit D, and acceptable to the Selling Agent.

               (d) The receipt by the Selling Agent of a certificate of the Company substantially in the form attached hereto as Exhibit E, and acceptable to the Selling Agent.

               (e) The receipt by Selling Agent of the commissions and warrants referred to in Section 9 hereof.

               (f) The receipt by Selling Agent of a certificate of the President of the Company regarding Stockholder approval of the proposals referred to in paragraph 4(k) hereof, substantially in the form attached as Exhibit H, and acceptable to the Selling Agent.

               (g) Such other documents, opinions and certificates as the Selling Agent may reasonably request.

        The obligation of the Company to close the Offering shall be conditioned upon the satisfaction of the following at each closing:

               (a) At each Closing, the receipt by the Company of payment in full of the proceeds from the sale of the Shares.

               (b) The receipt by the Company of executed copies of all Subscription Agreements received by the Selling Agent from subscribers acceptable to the Selling Agent (it being understood that the Selling Agent and the Company have the right to reject any subscriptions in whole or in part), for review and acceptance by the Company.

               (c) The receipt by the Company of a certificate of the Selling Agent substantially in the form attached hereto as Exhibit G, and acceptable to the Company.

        9.     SALES COMMISSIONS.

               (a) At each Closing, and conditioned thereon, the Selling Agent shall receive from the Company as a commission 10% of the gross proceeds received from the sale of the Shares at such Closing. The commissions shall be payable to or upon the order of the Selling Agent in immediately available Minneapolis funds and may, at the option of the Selling Agent, be netted against the gross proceeds to be delivered by the Selling Agent to the Company.

               (b) If, during the period commencing on the Termination Date, as defined herein, and ending on the first anniversary thereof, the Company shall sell any securities (including, but not limited to, shares of common stock, debentures or warrants) to any purchaser who was contacted by the Selling Agent in connection with the offer and sale of the Shares, the Selling

444948.02A

         Agent shall be entitled to receive upon the sale of such securities a commission consisting of a cash amount equal to 10% of the purchase price paid for such securities by such purchaser. Upon any termination of this Agreement, the Selling Agent will provide the Company with a list of persons and entities whom the Selling Agent contacted.

               (c) At each Closing, for the sum of $50.00 the Selling Agent shall receive a warrant (the "Agent's Warrant") to purchase a number of shares of the Company's common stock equal to 10% of the number of Shares which have been sold in the Offering, in the form of Exhibit F hereto with an exercise price per share equal to the per share price paid by investors at such Closing. The Agent's Warrant shall be exercisable for a period of ten years from the date of the Closing subject to the exceptions contained therein.

        10.    INDEMNIFICATION.

               (a) The Company shall indemnify and hold harmless the Selling Agent, and each person who controls (as such term is defined by Rule 405 under the Securities Act) the Selling Agent within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint and several, to which the Selling Agent or such controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Agent and each such controlling person for any legal or other expenses reasonably incurred by such Selling Agent or such controlling person (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for use in the preparation of the Disclosure Package or any additions or supplements thereto. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

444948.02A

               (b) The Selling Agent will indemnify and hold harmless the Company, each person who controls (as such term is defined under Rule 405 under the Securities Act) the Company within the meaning of the Securities Act, each of its directors, and each of its officers, against any losses, claims, damages or liabilities, joint and several, to which the Company, any such controlling person, director or officer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in the Disclosure Package or any additions or supplements thereto, or such amendment or such supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the preparation thereof; and will reimburse the Company, any such controlling person, director or officer for any legal or other expenses reasonably incurred by them (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Agent) in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Selling Agent may otherwise have.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action by a third party, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify each indemnifying party in writing of the commencement thereof. The indemnification provided for in this Section 10 shall not be available to any party who fails to so notify each indemnifying party to the extent that the indemnifying party to whom notification was not given was unaware of the action to which the notification would have related and was prejudiced by the failure to notify; provided, however, that the omission to so notify each indemnifying party will not relieve any indemnifying party from any liability which it may have to any indemnified party otherwise than under this section. In case any such action is brought against any indemnified party, and it seeks or intends to seek indemnity from an indemnifying party and notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (but the indemnifying party shall not be liable for the expenses of more than one such

444948.02A
         separate counsel), to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
         (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the above proviso or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement.

               (d) As an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding as to which indemnification hereunder is sought, commencing on the one hundred eightieth day after the service of a summons and complaint on the Selling Agent with respect to an action for which indemnification is sought, the Company will reimburse the Selling Agent on a monthly basis for all reasonable legal fees or other reasonable expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Selling Agent for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is ultimately held to have been improper, the Selling Agent shall promptly return it to the party or parties that made such payment, together with interest, determined on the basis of the base rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Norwest Bank Minnesota, N.A., ("Prime Rate"). Any such required interim reimbursement payments which are not made to the Selling Agent within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

               (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 10(a) or 10(b) is for any reason held, by a court of competent jurisdiction, to be unenforceable as to any party entitled to indemnity, the Company and the Selling Agent, or any controlling person of the foregoing, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the Selling Agent, or any controlling person of the foregoing, may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Agent on the other from the offering contemplated hereby or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not

444948.02A
         only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Selling Agent on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Selling Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total sales commissions received by the Selling Agent. The relative fault of the Company, on the one hand, and of the Selling Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation or guilty of misstating or misrepresenting a material fact or failing to state a material fact shall be entitled to contribution, as to any liability arising from such fraudulent misrepresentation or omission, from any person who was not guilty of such fraudulent or other misrepresentation or omission.

        11.    TERMINATION.

               (a) Each party hereto shall have the right to terminate its obligations under this Agreement by giving notice to the other party as hereinafter specified at any time on or prior to the Closing if such other party shall have failed, refused or been unable, at or prior to the Closing, to perform any material agreement on its part to be performed; if there shall have been a breach of any material warranty or representation of such other party contained herein, or because any other material conditions of the terminating party's obligations set forth herein are not fulfilled. Any such termination shall be without liability of any party to any other party.

               (b) If the average of the closing prices for the Common Stock as reported on the Nasdaq National Market for the five trading days immediately prior to the pricing date, which shall be five business days prior to the Closing (as herein defined) is $6.00 or more, the Company may terminate this Agreement and shall pay to the Agent all of the Agent's out-of-pocket expenses incurred with respect to this Offering, including the fees and expenses of counsel to the Agent.

        12. REPRESENTATIONS AND AGREEMENTS TO SURVIVE. The respective covenants, agreements, representations and warranties of the Company and the Selling Agent hereunder, as set forth in, or made pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any such party or any of its directors or officers or any controlling person, and shall survive delivery of and payment for the Shares for the statutory statute of limitations time period; and the indemnification agreements contained in Section 10 shall also survive any termination of this Agreement.


444948.02A

        13. NOTICES. Except as otherwise expressly provided in this Agreement or duly noticed hereunder, all notices and other communications hereunder shall be in writing and, if given to the Selling Agent, shall be mailed, delivered or telegraphed and confirmed to Miller Johnson & Kuehn Incorporated, 5500 Wayzata Boulevard, Suite 800 - 8th Floor, Minneapolis, Minnesota 55416, Attention: Paul
R. Kuehn, with a copy to its counsel, Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention: John C. Kuehn or, if given to the Company, shall be mailed, delivered or telegraphed and confirmed to Kurzweil Applied Intelligence, Inc., 411 Waverley Oaks Road, Waltham, Massachusetts 02154, Attention: Thomas E. Brew, Jr., with a copy to its counsel, Roger M. Barzun, Esq., P.O. Box 767, Concord, Massachusetts 01742-0767.

        14. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the successors of the Selling Agent and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors, and the controlling persons and directors and officers referred to in Section 10 hereof, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision hereof. The term "successors" shall not include any purchaser of the Shares merely by reason of such purchase. No subrogee of a benefited party shall be entitled to any benefits hereunder.

        If the foregoing expresses our agreement with you, kindly confirm by signing the acceptance on the enclosed counterpart hereof and return the same to us, whereupon this letter and your acceptance shall become and constitute a binding agreement between the Company and the Selling Agent in accordance with its terms.

                                            Very truly yours,

                                            KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By
                                              ---------------------------------
                                               Thomas E. Brew, Jr., President

        The terms set forth in the foregoing Selling Agency Agreement between Kurzweil Applied Intelligence, Inc. and Miller Johnson & Kuehn Incorporated are hereby accepted and confirmed.

MILLER, JOHNSON & KUEHN INCORPORATED


By
  --------------------------
  Paul R. Kuehn, President

444948.02A

                                                                       Exhibit A

                               REGISTRATION RIGHTS

        1.     Required Registration.
               ---------------------

        As soon as practicable but in no event later than September 30, 1996, the Company shall file a Registration Statement under the Securities Act covering the resale of the Shares purchased by the Investors, and will diligently proceed to use its diligent, good faith efforts to have such Registration Statement become effective with the Securities and Exchange Commission (the "Commission") as soon as possible thereafter and in any event no later than November 30, 1996.


        2.     Registration - General Provisions.
               ---------------------------------

               (a) Whenever the Company is required to effect the registration of Shares under the Securities Act, the Company will:

                      (i) Prepare and file with the Commission a registration
               statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become effective and remain effective until the earlier of the date on which (i) all Shares have been sold by the Investors or (ii) the Shares may be sold by the Investors without restriction pursuant to Rule 144(k) under the Securities Act;

                      (ii) prepare and file with the Commission such amendments
               to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by Section 2(a)(i) above;

                      (iii) provide Investors' counsel with reasonable
               opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                      (iv) furnish to the Investors participating in such
               registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

                      (v) use its diligent, good faith efforts to register or
               qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as any such Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other

                                       1
444948.02A
               similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                      (vi) notify the Investors, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                      (vii) notify the Investors promptly of any request by the
               Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                      (viii) prepare and file with the Commission, promptly upon the request of any Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Investor (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Investor;

                      (ix) prepare and promptly file with the Commission and
               promptly notify the Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                      (x) advise the Investors, and the Investors' counsel, if
               any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                      (xi) not file any amendment or supplement to such
               registration statement or prospectus to which a majority in interest of the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                                       2
444948.02A

                      (xii) at the request of any such Investor, furnish on the
               effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters or Investors making such request may reasonably request.

               (b) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the Investors will pay the fees and expenses of any legal counsel the Investors may engage, as well as the Investors' proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

               (c) The Investors acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each Investor agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of the use of such prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to such prospectus. The Investors shall comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with the use of such prospectus forming a part of the Registration Statement.

               (d) The Company hereby indemnifies the holder of the Shares, its officers and directors, and any person who controls such holder within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a

                                       3
444948.02A
material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein, and each such holder severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any material untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

                                       4
444948.02A

                                                                       Exhibit B


                         FORM OF OPINION OF ROGER BARZUN


Miller, Johnson & Kuehn Incorporated
5500 Wayzata Boulevard - Suite 800
Minneapolis, MN   55416

Dear Sir/Madam:

        I have acted as counsel to Kurzweil Applied Intelligence, Inc. (the "Company"), a Delaware corporation, in connection with the execution, delivery and performance of the Selling Agency Agreement dated as of June ____, 1996 (the "Agency Agreement") between Miller, Johnson & Kuehn Incorporated and the Company, in connection with the sale of a minimum of $2,400,000 and a maximum of $4,400,000 of shares of the Company's common stock, $0.01 per share (the "Shares").

        This opinion is being furnished pursuant to Section 7(a) of the Agency Agreement.

        I have examined executed copies of the Agency Agreement; I have examined the Company's Amended and Restated Certificate of Incorporation, as amended (the "Charter") and its by-laws in effect on the date hereof; and I have investigated such matters of law, made such inquiry of the officers and directors of the Company and reviewed such other documents as I have considered advisable and appropriate to enable me to render this opinion. I have also reviewed the contents of the Disclosure Package (as defined in the Agency Agreement).

        Based on the foregoing and in reliance thereon, and subject to the qualifications and exceptions set forth in this letter, I am of the opinion that:

        (1) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware; has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Disclosure Package; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on its business;

        (2) The Company has the corporate power to enter into the Selling Agency Agreement, and the Selling Agency Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                                       1
444948.02A

        (3) The number of shares authorized and the number of outstanding shares of capital stock of the Company set forth in the Disclosure Package under the caption "Description of Shares" are correct as of the date of the Disclosure Package and as of the date hereof.

        (4) All outstanding capital stock of the Company has been duly authorized and validly issued, and is fully paid, and nonassessable.

        (5) To my knowledge, no preemptive rights, contractual or otherwise, of securities holders of the Company exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement.

        (6) The Shares conform as to matters of law in all material respects to the description concerning them made in the Disclosure Package.

        (7) The Shares have been duly authorized and, upon delivery to the investors against payment therefor, will be validly issued, fully paid and nonassessable. The Agent's Warrants have been duly authorized and are the valid and binding obligation of the Company, enforceable in accordance with their terms, and a sufficient number of shares of the Company's common stock has been reserved for the issuance upon exercise of the Agent's Warrants and the shares of common stock to be issued upon exercise of the Agent's Warrants, upon delivery on exercise and payment therefor, will be validly issued, fully paid and nonassessable.

        (8) To my knowledge, the execution, delivery, and performance of the Agreement will not violate or conflict with the charter or bylaws of the Company, nor will the execution, delivery and performance of the Agreement be in material contravention of any of the provisions of any note, indenture, mortgage, deed of trust, joint venture agreement, agreement or other instrument known to such counsel to which the Company is a party or by which it is bound and which is material to the business of the Company as a whole, or of any material law, rule or regulation of the United States or the Commonwealth of Massachusetts or any order, writ, injunction or decree of any government, governmental agency, or court having jurisdiction over the Company or any of its properties (except that I express no opinion as to federal or state securities laws).

        (9) To the best of my knowledge, (A) there are no material statutes, agreements, contracts, leases, or other documents or material legal or governmental proceedings of a character required by the Act and the Rules and Regulations to be described or referred to in the Disclosure Package which are not so described and (B) all descriptions of legal or governmental proceedings and of agreements, contracts and leases contained in the Disclosure Package constitute fair and accurate summaries of such proceedings, agreements, contracts and leases and fairly present the information called for with respect to the same.

                                       2
444948.02A

        (10) No authorization, approval or consent of any governmental authority or agency is necessary in connection with any issuance and sale of the Shares, as contemplated under the Agreement, except such as may be required under the Act or under state or other securities laws in connection with any purchase and distribution of such securities by the Selling Agent.

        (11) Assuming the accuracy of the representations and warranties of the purchaser in the Subscription Agreements, the offer and sale of the Shares are exempt from registration under the Securities Act of 1933.

        (12) To the best of my knowledge, the Company is not in default of its charter or bylaws or of any material agreements to which the Company is a party.

        (13) Although I am not opining as to, and cannot guarantee the accuracy and completeness of the statements contained in the Disclosure Package, in the course of my representation of the Company nothing has come to my attention which causes me to believe that the Disclosure Package (except as to the financial statements and supporting financial data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such statement does not require any statement concerning statements in, or omissions from, the Disclosure Package which are based upon and conform to written information furnished to the Company by the Selling Agent.

        In rendering this opinion, I have assumed, with your consent, the following:

        (a) the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents subjected to me as certified or photocopies thereof, the authenticity of the originals of such copies and the execution and delivery of the Agreement and related documents by all parties (other than the Company); and

        (b) that each document constitutes the valid and binding obligation of each party thereto (other than Company) enforceable against such party in accordance with its terms.

444948.02A

        The opinions expressed herein are qualified as follows:

        (a) The Agency Agreement may be limited by, and be subject to, general principles of equity, including, but not limited to, the remedy of specific performance or injunctive relief, which may not be available, as both are subject to the discretion of the court before which any proceeding therefor may be brought, and principles of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or law); by applicable bankruptcy, insolvency, reorganization, moratorium or other laws from time to time in effect that affect the rights of creditors, secured parties, debtors and equity holders generally (including, but not limited to, state or federal laws relating to fraudulent transfers); and by federal or state securities laws as they relate to the indemnification of persons for violations thereof.

        (b) No opinion is given as to any provision of the Agency Agreement that purports to:

               (i) require the payment or reimbursement of any fee, cost, expense or other item that is unreasonable in nature or amount; or

               (ii) release, exculpate or exempt a party from, or require indemnification of a party for, liability for its own action or inaction or provide an indemnity or hold harmless to the extent such indemnity or hold harmless relates to any activity that is determined to be contrary to public policy.

        For purposes of this opinion, I am expressing no opinion as to any laws other than the laws of The Commonwealth of Massachusetts and the laws of the United States of America.
I express no opinion as to the laws of any other jurisdiction.

        This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein.

        Without my prior written consent, this opinion may not be relied upon by any person, firm or entity other than those to whom it is addressed. This opinion is expressed on the date set forth above, and I do not undertake to provide any opinions as to any matters, or to advise any person, firm or entity with respect to any events or changes of conditions occurring subsequent to the date hereof.

                                            Very truly yours,

444948.02A

                                                                       Exhibit C

                              OFFICERS' CERTIFICATE

                                   CERTIFICATE
                                       OF
                             CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER


        Pursuant to Section 8(b) of the Selling Agency Agreement, dated _____________, 1996, (the "Agency Agreement") between Kurzweil Applied Intelligence, Inc. (the "Company") and Miller, Johnson & Kuehn, Incorporated, the undersigned, being the duly elected Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify that:

        1. Each of the representations and the warranties of the Company set forth in Section 3 of the Agency Agreement are true and correct on this date as if made by the Company on this date.

        2. The Company has performed all of its agreements and obligations to be performed on or prior to the Closing under the Agency Agreement.

        3. The Disclosure Package of the Company, dated ____________, 1996, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Dated:  ____________, 1996


                                         ------------------------------------
                                         Thomas E. Brew, Jr.
                                         Chief Executive Officer



                                         ------------------------------------
                                         Thomas B. Doherty
                                         Chief Financial Officer


                                       1
444948.02A

                                                                       Exhibit D


                             SECRETARY'S CERTIFICATE


        I, Roger M. Barzun, the duly elected and acting Secretary of Kurzweil Applied Intelligence, Inc., a Delaware corporation (the "Company"), do hereby certify as follows:

        1. Attached hereto as Exhibit A is a true, complete and correct copy of the Amended and Restated Certificate of Incorporation of the Company, as amended. There have been no amendments to such Amended and Restated Certificate of Incorporation of the Company and no amendments have been authorized or contemplated as of the date hereof.

        2. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company.

        3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions duly adopted by unanimous written action of the Board of Directors of the Company, effective _______________, 1996, which resolutions have not been amended or repealed and are in full force and effect on the date hereof.

        4. The following persons are the duly qualified and acting officers of the Company duly elected or appointed to the offices set forth opposite their respective names, and the signatures set forth opposite their names are their true and genuine signatures:

           Name                     Office               Signature

Thomas E. Brew, Jr.       President and Chief
                          Executive Officer          _________________________

Thomas B. Doherty         Treasurer and Chief
                          Financial Officer          _________________________

Roger M. Barzun           Secretary                  _________________________

                                       1
444948.02A

        IN WITNESS WHEREOF, I have executed this Certificate the day of May, 1996.


                                                   ----------------------------
                                                   Roger M. Barzun, Secretary



        I, Thomas E. Brew, Jr., do hereby certify that I am the duly elected, qualified and acting President and Chief Executive Officer of the Company, and do further certify that Roger M. Barzun, is the duly elected, qualified and acting Secretary of the Company and that the foregoing signature is his true and genuine signature.



Dated:  May __, 1996                               ____________________________
                                                   Thomas E. Brew, Jr.
                                       2
444948.02A

                                                                       Exhibit E

                           ISSUER BAD BOY CERTIFICATE

        1. Neither the Issuer, any of its predecessors nor any affiliated issuer:

               (a) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act of 1933 (the "1933 Act") or is the subject of any refusal order or stop order thereunder within the past five years;

               (b) is subject to any pending proceeding under Rule 258 promulgated under the 1933 Act or any similar rule adopted under Section 3(b) of the 1933 Act, or to an order entered thereunder within the past five years;

               (c) has been convicted within the past five years of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the United States Securities and Exchange Commission (the "SEC");

               (d) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC; or

               (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

        2. None of the Issuer's directors, officers, general partners, or beneficial owners of 10% or more of any class of its equity securities ("Beneficial Owner" means a person having the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), nor any of its promoters presently connected with it in any capacity:

               (a) has been convicted within the past ten years of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

               (b) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with

                                       1
444948.02A
the purchase or sale of any security or involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

               (c) is subject to an order of the SEC entered pursuant to Section 15(b), Section 15(B)(a) or 15(B)(c) of the Securities Exchange Act of 1934 (the "1934 Act"); or is subject to an order of the SEC entered pursuant to Section 203(e) or (f) of the Investment Advisors Act of 1940;

               (d) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

               (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under Section 3005 of Title 39, United States Code.

        3. Neither the Issuer, any of its predecessors or any affiliated issuer nor any of the Issuer's affiliates, directors, officers, general partners, Beneficial Owners of 10% or more of any class of the Issuer's equity securities or promoters presently connected with the Issuer in any capacity:

               (a) has filed a registration statement which (i) is the subject of a currently effective stop order or refusal order entered pursuant to any state's law within the past five years, (ii) is the subject of an effective order entered against the Issuer, its officers, directors, general partners, controlling persons or affiliates, pursuant to any state's law within the past five years denying effectiveness to or suspending or revoking the effectiveness of the registration statement or (iii) is the subject of any pending proceeding or examination under the securities laws of any jurisdiction;

               (b) has been convicted within the past ten years of any felony or misdemeanor in connection with the offer, purchase or sale of any security, franchise or commodity or involving the making of any false filing relating to any security or offering or any felony or misdemeanor involving fraud, deceit or intentional wrongdoing, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny, conspiracy to defraud, racketeering or a transaction in securities, or of which fraud is an essential element;

               (c) is subject to any state's administrative or enforcement order or judgment procured or entered by the state's securities administrator within the past five years or is subject to any state's administrative or enforcement order or judgment in which fraud, deceit or intentional wrongdoing, including but not limited to making untrue statements of material facts or omitting to state material facts, was found or upon which such order or judgment was based and the order or judgment was entered within the past five years;

               (d) is subject to (i) any state's administrative or enforcement order or judgment which (A) prohibits, denies or revokes the use of any exemption from registration in connection with

                                       2
444948.02A
the offer, purchase or sale of securities or (B) prohibits the transaction of business by such party as a securities broker-dealer or securities agent or (ii) any pending proceeding in any jurisdiction relating to the exemption from registration of any security or offering;

               (e) is subject to any order, judgment or decree of any court of competent jurisdiction entered within the past five years temporarily, preliminary or permanently restraining or enjoining such party from engaging in or continuing any conduct or practice (including making use of any exemption) in connection with the offer, purchase or sale of any security or commodity or involving the making of any false filing whether or not relating to any security or offering, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment advisor;

               (f) is subject to an order, judgment or decree of a court of competent jurisdiction entered within the past five years, enjoining or restraining such party from engaging in or continuing any conduct or practice in connection with the sale or purchase of securities, or involving fraud, deceit or racketeering;

               (g) has been subject to any state administrative order or judgment in connection with the purchase or sale of securities entered within the past five years;

               (h) is subject to an order of the SEC denying or revoking registration as a broker or dealer in securities under the 1934 Act, or is subject to an order denying or revoking membership in a national securities association registered under the 1934 Act, or has been suspended for a period exceeding six months or expelled from membership in a national securities registered under the 1934 Act.

        4. If subject to the requirements of Sections 13, 14, or 15(d) of the 1934 Act, the Issuer has filed all reports required by those sections during the past 12 calendar months (or for such shorter period that the Issuer was required to file such reports).

                                            KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By:
                                                 ------------------------------

                                            Its:
                                                 ------------------------------
                                       3
444948.02A

                                                                       Exhibit F


                              COMMON STOCK WARRANT

                              To Purchase _________
                            Shares of Common Stock of

                       Kurzweil Applied Intelligence, Inc.

                                ___________, 1996


        THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

        THIS CERTIFIES THAT, in consideration for $50.00 and other valuable consideration, Miller, Johnson & Kuehn, Incorporated ("MJK") or its registered assigns is entitled to subscribe for and purchase from Kurzweil Applied Intelligence, Inc. (the "Company"), a Delaware corporation, at any time after the date hereof to and including the Expiration Date (as defined in Section 1 hereof), ________________________ (_______) fully paid and nonassessable shares of the Company's Common Stock, $.01 par value, at a price of $_______ per share:

        This Warrant is subject to the following provisions, terms and conditions:

        1.     Expiration; Exercise; Transferability.

               (a) This Warrant may be exercised in whole or in part, at any time after the date hereof to and including the Expiration Date. As used herein "Expiration Date" shall mean _______, 2006 except that in the event the Company achieves the financial milestones mutually agreed upon by the Company and MJK and provides to the holder hereof written notice and documentation of such achievement on or before August 31, 2000, then Expiration Date hereunder shall mean _________, 2001.

               (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of stock), by written notice of exercise in the form appended hereto delivered to the Company on or prior to the Expiration Date, ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it in full by certified or bank check or wire transfer of the purchase price for such shares.

                                       1
444948.02A

               (c) This Warrant may be transferred subject to the following conditions: (i) during the first year after the date of this Warrant, it may not be sold, transferred, assigned or hypothecated except to persons who are (x) both officers and shareholders of MJK, or (y) both officers and employees of MJK, and (ii) after such period, the Warrant shall be transferable without restriction, but subject to the opinion of counsel as provided by paragraph 7 herein that such transfer is not in violation of federal or state securities laws.

        2. Issuance of Shares. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

               Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof.

        3. Covenants of Company. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will upon receipt of payment therefor upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the common stock is at all times equal to or less than the then effective purchase price per share of the common stock issuable pursuant to this Warrant. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant.

        4. Anti-Dilution Adjustments. The above provisions are, however, subject to the following:

               (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of common stock or declare a dividend payable in common stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in common stock. Upon each adjustment of the exercise price, the holder of this Warrant shall thereafter be entitled to purchase, at the exercise price resulting from such adjustment, the number of shares obtained by multiplying the exercise price immediately prior to such adjustment by the number of shares purchasable pursuant

                                       2
444948.02A
hereto immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

               (b) No fractional shares of common stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

               (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such common stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

                   Notwithstanding any language to the contrary set forth in this paragraph 4 (c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of common stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding common stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate exercise price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

                                       3
444948.02A

               (d) Upon any adjustment of the Warrant purchase price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               (e) If any event occurs as to which in the good faith determination of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of common stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

        5. Common Stock. As used herein, the term "common stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the share purchasable pursuant to this Warrant shall include shares designated as common stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4 above.

        6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

        7. Transfer of Warrant or Resale of Shares. In the event the holder of this Warrant desires to transfer this Warrant, or any common stock issued upon the exercise hereof, the holder shall provide the Company with a written notice describing the manner of such transfer in the form appended hereto and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any Federal or State law), whereupon such holder shall be entitled to transfer this Warrant or to dispose of shares of common stock received upon the previous exercise hereof in accordance with the notice delivered by such holder to the Company; provided, that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act, as amended (the "Securities Act").

               If, in the opinion of either of the counsel referred to in this paragraph 7, the proposed transfer or disposition described in the written notice given pursuant to this paragraph 7 may not be effected without registration or qualification of this Warrant or the shares of common stock issued upon the exercise hereof, the Company shall promptly give written notice thereof to the holder hereof, and such holder will limit its activities in respect to such proposed transfer or disposition as, in the opinion of both such counsel, are permitted by law.

                                       4
444948.02A

        8.     Registration Rights.

               (a) If the Company proposes to claim an exemption under Section 3(b) for a public offering of any of its securities or to register under the Securities Act (except by a claim of exemption or registration statement on Form S-8 or Form S-4 or any form that does not permit the inclusion of shares by its security holders) any of its securities, it will give written notice to all registered holders of Warrants, and all registered holders of shares of common stock acquired upon the exercise of Warrants (the "Common Shares") of its intention to do so and, on the written request of any such registered holders given within twenty (20) days after receipt of any such notice, the Company will use its best efforts to cause all Common Shares which such holders shall have requested the registration or qualification thereof, to be included in such notification or registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares otherwise to be included pursuant to this Section in the underwritten public offering may be proportionately reduced to a number deemed satisfactory by the managing underwriter. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market for a period, not to exceed 90 days from the effective date of the registration statement, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. All expenses of such offering, except the fees of special counsel to such holders and brokers' commissions or underwriting discounts payable by such holders, shall be borne by the Company.

               (b) Further, on one occasion only upon request by the holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants who collectively (i) have the right to purchase at least 50% of the shares subject to the Warrants, (ii) hold directly at least 50% of the shares purchased under the Warrants, or (iii) have the right to purchase or hold directly an aggregate of at least 50% of the shares purchasable or purchased under the Warrants, the Company will promptly take all necessary steps, at the option of such holders, to register or qualify the sale of the Warrants or such shares by the holders thereof, under the Securities Act (and, upon the request of such holders, under Rule 415 thereunder) and such state laws as such holders may reasonably request; provided that (i) such request must be made by the Expiration Date; and (ii) the Company may delay the filing of any registration statement requested pursuant to this section to a date not more than ninety (90) days following the date of such request if in the opinion of the Company's principal investment banker at the time of such request such a delay is necessary in order not to adversely affect financing efforts then underway at the Company or if in the opinion of the Company such a delay is necessary or advisable to avoid disclosure of material nonpublic information. The costs and expenses directly related to any registration requested pursuant to this section, including but not limited to legal fees of the Company's counsel, audit fees, printing expense, filing fees and fees and expenses relating to qualifications under state securities or blue sky laws incurred by the Company shall be borne entirely by the Company;

444948.02A
provided, however, that the persons for whose account the securities covered by such registration are sold shall bear the expenses of underwriting commissions applicable to their shares and fees of their legal counsel. If the holders of Warrants and the holders of shares of common stock underlying the Warrants are the only persons whose shares are included in the registration pursuant to this section, such holders shall bear the expense of inclusion of audited financial statements in the registration statement which are not dated as of the Company's normal fiscal year or are not otherwise prepared by the Company for its own business purposes. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the holders of the Warrants and such common stock to dispose thereof, and from time to time shall amend or supplement, at the holder's expense, the prospectus or offering circular used in connection therewith to the extent necessary in order to comply with applicable law.

                      If, at the time any written request for registration is received by the Company pursuant to this Section 8(b), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 8(a) hereof rather than this Section 8(b), and the rights of the holders of Warrants and or shares issued upon the exercise of the Warrants covered by such written request shall be governed by Section 8(a) hereof.

                      The managing underwriter of an offering registered pursuant to this Section 8(b), if any, shall be selected by the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested and shall be reasonably acceptable to the Company. Without the written consent of the holders of a majority of the Warrants and/or shares issued upon the exercise of the Warrants for which registration has been requested pursuant to this Section 8(b), neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Warrants and/or shares issued upon the exercise of the Warrants or require the exclusion of any portion of the Warrants and/or shares issued upon the exercise of the Warrants to be registered. Subject to the preceding sentence, shares to be excluded from an underwritten public offering shall be selected in the manner provided in Section 8(a) hereof.

               (c) If and whenever the Company is required by the provisions of Sections 8(a) or 8(b) hereof to effect the registration of Warrants and/or shares issued upon the exercise of the Warrants under the Securities Act, the Company will:

                      (i) Prepare and file with the Securities and Exchange
               Commission (the "Commission") a registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become and remain effective until the earlier of the date on which all the securities have been sold or the date the securities may be sold without restriction pursuant to Rule 144(k) under the Securities Act;

                                       6
444948.02A

                      (ii) prepare and file with the Commission such amendments
               to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by Section 8(c)(i) above;

                      (iii) provide security holders' counsel with reasonable
               opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                      (iv) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                      (v) use its diligent, good faith efforts to register or
               qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 30 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                      (vi) notify the security holders participating in such
               registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                      (vii) notify such holders promptly of any request by the
               Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                      (viii) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Warrants or shares by such holder;

                      (ix) prepare and promptly file with the Commission and
               promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement

444948.02A
               of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                      (x) advise such holders, promptly after it shall receive
               notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                      (xi) not file any amendment or supplement to such
               registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                      (xii) at the request of any such holder, furnish on the
               effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

               (d) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the security holder will pay the fees and expenses of any legal counsel such holders may engage, as well as the holder's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

               (e) The holders of Warrants and/or the holders of shares issued upon the exercise of the Warrants acknowledge that there may occasionally be times when the Company must suspend

                                       8
444948.02A
the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each such holder agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the holder notice of the suspension of such prospectus and ending at the time the Company gives the holder notice that the holder may thereafter effect sales pursuant to such prospectus.

               (f) The Company hereby indemnifies the holder of this Warrant and of any common stock issued or issuable hereunder, its officers and directors, and any person who controls such Warrant holder or such holder of common stock within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Warrant holder or such holder of common stock expressly for use therein, and each such holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act with respect to losses, claims, damages or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

        9.     Additional Right to Convert Warrant.

               (a) If at any time the shares to be issued upon exercise of this Warrant cannot be immediately sold pursuant to an effective registration under the Securities Act, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by
(y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                                       9
444948.02A

               (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

               (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

               (d) "Fair Market Value" means, with respect to the Company's Common Stock, as of any date:

                      (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                      (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

                      (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

        IN WITNESS WHEREOF, Kurzweil Applied Intelligence, Inc. has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of __________, 1996.

                                            KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By
                                               --------------------------------

                                       10
444948.02A

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


KURZWEIL APPLIED INTELLIGENCE, INC.

        The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ______________ shares of the Common Stock, $.01 par value, of Kurzweil Applied Intelligence, Inc. and herewith makes payment of $________________ therefor, and requests that the certificates for such shares be issued in the name of _____________________________________ and be delivered to _________________________________ whose address is.




Dated:
       ----------------------          ----------------------------------------
                                       (Signature must conform in all respects
                                       to the name of holder as specified on the face of the warrant)



                                       (Address)



                                       (City - State - Zip)


                                       11
444948.02A

        The undersigned pursuant to the provisions set forth in the attached Warrant (No. ___) hereby irrevocably elects to purchase _____ shares of the Common Stock (the "Common Stock") covered by such Warrant and herewith makes payment of $________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

        The undersigned is aware that the Common Stock has not be registered under the Securities Act of 1933, as amended (the "Act") or any state securities or "blue sky" laws. The undersigned understands that the reliance by the Company on exemptions under the Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Exercise Form.

        The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (2) it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to its satisfaction; (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

        The undersigned hereby represents and warrants that it is purchasing the Common Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Common Stock.

        [The undersigned understands that because the Common Stock has not been registered under the Act, it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.]

        The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless (1) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving the Common Stock or (2) the Company receives an opinion of its legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

        The undersigned understands the terms and restrictions on the right to dispose of the Common Stock set forth in the Warrant dated _____________, 1996 which the undersigned has carefully reviewed. The undersigned consents to the placing of a legend on its certificate for the Common Stock referring to such restrictions and the placing of stop transfer orders on the books of the Company and with any transfer agents against the Common Stock until the Common Stock may be transferred in accordance with the terms of such restrictions.

        The undersigned has considered the federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Stock.

                                       12
444948.02A

                                                  ------------------------------


                                       13
444948.02A

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



        For value received, the undersigned hereby sells, assigns and transfers unto those individuals listed on Exhibit A, attached hereto, the right represented by the within warrant to purchase the number of shares opposite their names on the attached Exhibit A of Common Stock, $.01 par value, of Kurzweil Applied Intelligence, Inc. to which the within warrant relates, and appoints ______________________ attorney to transfer said right on the books of Kurzweil Applied Intelligence, Inc., with full power of substitution in the premises.




Dated:                                      MILLER, JOHNSON & KUEHN,
      ------------------                    INCORPORATED
                                            5500 Wayzata Blvd.
                                            Suite 800 - 8th Floor
                                            Minneapolis, MN 55416


                                            By
                                              ---------------------------------

In the presence of:

- -------------------------------

- -------------------------------

                                       14
444948.02A

                                CONVERSION NOTICE
              (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                     SET FORTH IN SECTION 9 OF THE WARRANT)



TO KURZWEIL APPLIED INTELLIGENCE, INC.:

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 9 of such Warrant and to purchase _______________ shares of the Common Stock, of Kurzweil Applied Intelligence, Inc. The closing of this conversion shall take place at the offices of the undersigned on ____________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ________________ whose address is
- -------------------------------------------.




Dated:
       ----------------------          ----------------------------------------
                                       (Signature must conform in all respects
                                       to the name of holder as specified on the face of the Warrant)



                                       (Address)



                                       (City - State - Zip)

444948.02A

                              [Certificate of MJK]


                                                                       Exhibit G

                           SELLING AGENT'S CERTIFICATE


        Pursuant to Section 5(h) of the Selling Agency Agreement, dated June ___, 1996 (the "Agency Agreement") by and among Miller, Johnson & Kuehn, Incorporated (the "Agent") and Kurzweil Applied Intelligence, Inc., the undersigned, Paul R. Kuehn, the President of the Agent, and being a duly authorized officer of the Agent, hereby certifies that:


        1. The Agent has performed and complied with all of the agreements and obligations which it is required to perform and comply with by the terms of the Agency Agreement.

        2. To the best of my knowledge, after due inquiry, each of the representations and warranties of the Agent set forth in the Agency Agreement are true and correct as of the date of this Certificate as if made by the Agent on the date of this Certificate.

        3. Attached hereto as Exhibit A is a true and complete listing of all persons to whom the Agent delivered the Company's Disclosure Package, dated June ___, 1996.

Dated:
       ------------------------




                                  ------------------------------------------
                                  Paul R. Kuehn
                                  President


                                       1
444948.02A

                                                                       Exhibit H



                             PRESIDENT'S CERTIFICATE


        Pursuant to Section 4(k) of the Selling Agency Agreement, dated June ____, 1996 (the "Agency Agreement") by and between Miller, Johnson & Kuehn, Incorporated (the "Agent") and Kurzweil Applied Intelligence, Inc. (the "Company"), the undersigned, Thomas E. Brew, Jr., the President of the Company, and being a duly authorized officer of the Company, hereby certifies that:

        1. The attached proposals were each approved by the affirmative vote of the majority of Stockholders of the Company on July ____, 1996, at a meeting of the Company's Stockholders duly called in accordance with Delaware law, at which a quorum was present, and such approval constitutes a valid action of the Company's Stockholders.


Date:
      -------------------------



                                            -----------------------------------
                                            Thomas E. Brew, Jr.



                                                                       Exhibit I

                 NATIONALLY RECOGNIZED INVESTMENT BANKING FIRMS

Robertson Stephens & Co.
Needham & Co.
Merrill Lynch
Goldman Sachs
Hambrecht Quist Co.
Cowen & Co.
Paine Webber
Donaldson, Lufkin & Jenrette
Montgomery Securities
Morgan Stanley & Co.
Bear, Stearns & Co.
Smith Barney
Punk, Ziegel & Knoell
Alex, Brown & Sons
Dillon Reed & Co.
Lehman Brothers Co.
Solomon Brothers, Co.
CS First Boston Inc.
Prudential Securities
J.P. Morgan Inc.

                                       1
444948.02A